UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2017

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

000-23115	36-2848943
(Commission File Number)	(IRS Employer Identification No.)

22160 N. Pepper Road Lake Barrington, Illinois	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 382-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (l7 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-1 2)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240. l 3c-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On October 17, 2017, Registrant and its senior lender, BMO Harris Bank N.A., (“Bank”) entered into Amendment No. 11 to the Credit Agreement among Registrant and the Bank. In the Amendment, (i) Registrant acknowledged its indebtedness to the Bank for a Mortgage Loan balance in the amount of $1,664,456 and for a balance of $8,211,467 with respect to the Revolving Loans, (ii) the maturity date on the Mortgage Loan and the Revolving Loans were extended to November 30, 2017 and (iii) the Bank provided a temporary overadvance line of $1,000,000 for the period from October 17, 2017 through November 30, 2017. Amendment No. 11 included certain additional covenants including that, on or before October 20, 2017, Registrant would deliver to the Bank an executed letter of intent from a third-party financial institution providing for refinancing and payment of Registrant’s debt obligations to the Bank. Also, on October 17, 2017, Registrant entered into Amendment No. 6 to the Note and Warrant Purchase Agreement among Registrant and its mezzanine lender, BMO Private Equity (U.S.) Inc. (“BMO Private Equity”). In the Amendment, (i) Registrant acknowledged its indebtedness to BMO Private Equity for a subordinated note in the principal amount of $5,000,000 and, for a note issued in connection with the conversion by BMO Private Equity of warrants, in the amount of $815,139, (ii) BMO Private Equity agreed to defer payment of interest due on October 2, 2017 in the amount of $150,139 to December 1, 2017. Amendment No. 6 includes covenants similar to that of Amendment No. 11 with the Bank.

On October 19, 2017, Registrant delivered to the Bank and to BMO Private Equity an executed non-binding Preliminary Memorandum of Terms and Conditions (“Preliminary Term Sheet”) from a financial institution providing for an aggregate of up to $24,000,000 in senior secured financing to (i) refinance existing senior bank and mezzanine debt, (ii) fund certain capital expenditures and (iii) provide for ongoing working capital needs of Registrant. The Preliminary Term Sheet is non-binding and is subject to due diligence and to the execution of a definitive agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CTI Industries Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Village of Lake Barrington, Illinois, October 19, 2017.

CTI INDUSTRIES CORPORATION

By:	/s/ Stephen M. Merrick
Stephen M. Merrick, President